UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

BLACK RIDGE ACQUISITION CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(1)	Title of each class of securities to which transaction applies:

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BLACK RIDGE ACQUISITION CORP.

c/o Black Ridge Oil & Gas, Inc.

110 North 5th Street, Suite 410

Minneapolis, MN 55403

PROXY STATEMENT SUPPLEMENT

August 6, 2019

TO THE STOCKHOLDERS OF BLACK RIDGE ACQUISITION CORP.:

This is a supplement (this “Supplement”) to the proxy statement of Black Ridge Acquisition Corp. (the “Company” or “BRAC”), dated June 12, 2019 (the “Proxy Statement”), that was sent to you in connection with the Company’s special meeting of stockholders to be held at 10 a.m., Eastern Time, on August 9, 2019, at the offices of Graubard Miller, the Company’s counsel, at The Chrysler Building, 405 Lexington Avenue, 11th Floor, New York, New York 10174. Terms that are defined in the Proxy Statement have the same meanings in this Supplement, unless a new definition for such term is provided herein.

On July 9, 2019, BRAC held a special meeting of its stockholders (“Interim Meeting”) to consider a proposal to amend the Company’s amended and restated certificate of incorporation to extend the date that the Company has to consummate a business combination to August 10, 2019. Stockholders approved the amendment and in connection therewith, the holders of 9,246,727 public shares properly exercised their right to convert their shares into cash at a conversion price of approximately $10.29 per share.

In July and August 2019, the Company entered into subscription agreements with several third parties (the “Subscribers”) pursuant to which the Subscribers agreed to purchase an aggregate of $18,000,000 of shares of the Company’s common stock in open market or privately negotiated transactions. If the Subscribers are unable to purchase the full $18,000,000 of shares of common stock in open market or privately negotiated transactions, the Company will issue to the Subscribers newly issued shares at the consummation of the Mergers (the “Closing”) at a per-share price equal to the per-share amount held in the Company’s trust account (currently approximately $10.30 per share), and having an aggregate value equal to the difference between $18,000,000 and the dollar amount of shares purchased by them in the open market or in privately negotiated transactions. One of the agreements also contains certain restrictions on the use of cash from the purchase following the Closing. At the Closing, the Company has agreed to issue to the Subscribers 1.5 shares of common stock for every 10 shares purchased by them under the purchase agreements. Additionally, Black Ridge Oil & Gas, Inc., the Company’s sponsor (the “Sponsor”), has agreed to transfer an aggregate of 720,000 shares held by it to the Subscribers.

On August 5, 2019, the Company entered into an amendment to the Agreement (the “Amendment”). The Amendment reduces the closing condition originally contained in the Agreement requiring BRAC to have minimum cash on hand following the proper exercise of conversion rights by the holders of public shares from at least $80,000,000 to $22,000,000. The Agreement also originally provided for the Company to repay $35,000,000 of indebtedness of Allied Esports and WPT owed to Ourgame in cash at the Closing. Pursuant to the Amendment, the parties agreed that instead of paying the full $35,000,000 in cash at the Closing, the Company would (i) assume $10,000,000 of the debt obligations of Ourgame and Noble (including an additional $1,200,000 of accrued interest) and (ii) repay Ourgame the remaining balance of $23,800,000 by paying $3,500,000 in cash to Ourgame and its designees, issuing to Ourgame and its designees 2,928,679 shares of the Company’s common stock and Ourgame retaining $1,000,000 of the proceeds of such loans to pay its transaction expenses incurred in the Merger. A copy of the Amendment is attached as Annex A to this Supplement. The Sponsor also agreed to transfer an aggregate of 600,000 shares of the Company’s common stock held by it to Ourgame.

One Ourgame designee receiving cash and shares of the Company’s common stock is Adam Pliska, who will serve as President of BRAC and CEO of the WPT Entities after the consummation of the Mergers. Pursuant to Mr. Pliska’s employment agreement described in in the section entitled “Executive Compensation – Adam Pliska Employment Agreement” of the Proxy Statement, Mr. Pliska is receiving $1.5 million for WPT’s performance prior to the closing of the Mergers. Additionally, Mr. Pliska is entitled to receive a payment equal to 2% of the total gross proceeds from the sale of the WPT business up to $45 million, and an additional 1% of any amounts over $45 million. Since the WPT business is valued at $50 million for purposes of the Mergers, Mr. Pliska will be entitled to a payment of $950,000 in connection with the above provisions (the “WPT Payment”). Furthermore, Mr. Pliska is entitled to receive $2,000,012 as part of a profit participation agreement with Ourgame (the “Profit Participation Payment”). In addition to the above payments due to Mr. Pliska upon the closing of the Mergers, pursuant to a SPAC Introduction Agreement entered into between Mr. Pliska (via Trisara, LLC, a consulting company he is a member of), Practicans, LLC and the various entities comprising Allied Esports on August 22, 2018, and as amended on December 19, 2018 and August 5, 2019, and in consideration of Trisara, LLC introducing Ourgame to Black Ridge and facilitating the Mergers, Mr. Pliska will be entitled to receive 290,069 shares of BRAC common stock, as well as a cash payment of $700,000 (the “Finder Payments”). Mr. Pliska has agreed to accept 546,300 shares of Company common stock, valued at $6.59 per share, as well as a cash payment of $50,000, as full satisfaction of the WPT Payment, Profit Participation Payments and Finder Payments. The foregoing stock issuance will be made pursuant to the Company’s equity incentive plan and approval by stockholders of the Incentive Plan Proposal will be deemed to be approval of the issuance under the plan.

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Additionally, on August 5, 2019, the Company entered into an amendment and acknowledgement agreement (the “Acknowledgement Agreement”) pursuant to which AEII/WPT amended the terms of the previously issued Notes whereby bridge holders provided $14 million to be used for the operations of AEII/WPT. Pursuant to the Acknowledgement Agreement, the bridge holders have agreed to defer repayment of the Notes to one year and two weeks following the Closing (the “Maturity Date”). In consideration of agreeing to the deferred repayment, the bridge holders will be paid an additional six months of interest (i.e., a total of 18 months interest) to the extent any bridge holder elects not to convert their Note to equity. BRAC has agreed to assume the debt under the Notes as part of the Mergers, and agreed that the debt will be secured by all the assets of BRAC following the Closing. The Sponsor has also agreed that it will not make any further transfer of its initial shares, subject to certain exceptions, until the debt is repaid. The Notes are convertible at any time by a holder between the Closing and the Maturity Date at the “Conversion Price.” The “Conversion Price” is the lesser of $8.50 per share or the price at which shares are issued to Ourgame or its affiliates in connection with the Mergers. A copy of the Acknowledgement Agreement is attached as Annex B to this Supplement.

We are sending you this supplement to provide you with additional information relating to the foregoing transactions, including updated unaudited pro forma condensed combined financial information, to aid you in your analysis of the Mergers described in the Proxy Statement.

Before you vote you should read the Proxy Statement and other documents that the Company has filed with the Securities and Exchange Commission, together with this Supplement, for more complete information about the Company and the Mergers. If you need additional copies of this Supplement, the Proxy Statement, or the proxy card you should contact:

Mr. James Moe

Black Ridge Acquisition Corp.

c/o Black Ridge Oil & Gas, Inc.

110 North 5th Street, Suite 410

Minneapolis, MN 55403

Tel: (952) 426-1241

Or

Morrow Sodali LLP

470 West Avenue

Stamford CT 06902

Tel: (800) 662-5200 or banks and brokers can call collect at (203) 658-9400

Email: BRAC.info@morrowsodali.com

You may also obtain a free copy of this Supplement, the Proxy Statement and other documents containing information about the Company and the mergers, without charge, at the SEC’s website at www.sec.gov.

This Supplement should be read together with the Proxy Statement. To the extent that the information in this Supplement is inconsistent with the information in the Proxy Statement, the information in this Supplement supersedes the information in the Proxy Statement. Terms that are defined in the Proxy Statement have the same meanings in this Supplement, unless a new definition for such term is provided herein.

All of the Company’s stockholders are cordially invited to attend the special meeting in person. If you are a stockholder of record and you have already provided a proxy, your shares will be voted in accordance with your instructions at the special meeting, unless you affirmatively change your proxy as described in the Proxy Statement. If you have not yet provided a proxy, you are urged to complete, sign, date and return the proxy card that was enclosed with the Proxy Statement previously mailed to you as soon as possible. If you are a stockholder of record, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares or, if you wish to attend the special meeting and vote in person, obtain a proxy from your broker or bank. If you have already instructed your broker or bank how to vote your shares, your shares will be voted in accordance with those instructions at the special meeting, unless you affirmatively change your instructions as described in the Proxy Statement.

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Your vote is important regardless of the number of shares you own. Whether you plan to attend the special meeting or not, please sign, date and return the enclosed proxy card as soon as possible in the envelope provided. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.

Thank you for your participation. We look forward to your continued support.

By Order of the Board of Directors

/s/ Ken DeCubellis
Ken DeCubellis
Chief Executive Officer

This Supplement is dated August 6, 2019 and is first being mailed to stockholders of the Company on or about such date.

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SUPPLEMENT TO THE PROXY STATEMENT

The purpose of this Supplement is to advise you that the Company has entered into several agreements, including the Amendment and the Acknowledgement Agreement.

The following information supersedes and supplements any information in the Proxy Statement relevant to the applicable topic. Any page references listed below are references to pages in the Proxy Statement, not this Supplement. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Proxy Statement.

The Amendment and the Acknowledgement Agreement are attached as Annex A and Annex B, respectively, hereto.

UPDATE TO QUESTIONS AND ANSWERS ABOUT THE PROPOSALS

The following questions and answers are intended to address briefly some common anticipated questions regarding the Amendment and this Supplement. These questions and answers do not address all questions that may be important to BRAC stockholders. BRAC stockholders should refer to the more detailed information contained in the Proxy Statement or elsewhere in this Supplement, including the text of the Amendment and Acknowledgement Agreement attached hereto as Annex A and Annex B, respectively.

Q:	Why am I receiving this document?

A:	Since the mailing of the Proxy Statement, BRAC held the Interim Meeting and stockholders approved an amendment to BRAC’s amended and restated certificate of incorporation to provide that it has until August 10, 2019 to consummate the Mergers. BRAC has also entered into several subscription agreements as well as the Amendment since the mailing of the Proxy Statement. This supplement to the Proxy Statement provides information regarding the subscription agreements, the Amendment and the Acknowledgement Agreement and the impact that such agreements will have on the terms of the transaction, and updates the Proxy Statement.

Q:	Do I still need to read the Proxy Statement?

A:	Yes. This supplement to the Proxy Statement is intended to supplement the Proxy Statement by providing an update of certain information contained in the Proxy Statement, particularly information that was included in the Proxy Statement that has changed as a result of the Amendment, the Acknowledgement Agreement and other agreements described in this Supplement. However, this Supplement does not contain all of the information that you need to know about the proposed transaction, and we urge you to read the Proxy Statement in conjunction with this supplement, all of the Annexes and Appendices thereto and hereto, and the other documents to which we refer you.

Q:	What terms of the transaction changed since the mailing of the Proxy Statement?

A:	After the mailing of the Proxy Statement, the Company entered into subscription agreements with the Subscribers pursuant to which the Subscribers agreed to purchase an aggregate of $18,000,000 of shares of the Company’s common stock in open market or privately negotiated transactions. If the Subscribers are unable to purchase the full $18,000,000 of shares of common stock in open market or privately negotiated transactions, the Company will issue to the Subscribers newly issued shares at the Closing at a per-share price equal to the per-share amount held in the Company’s trust account (currently approximately $10.30 per share), and having an aggregate value equal to the difference between $18,000,000 and the dollar amount of shares purchased by them in the open market or in privately negotiated transactions. One of the agreements also contains certain restrictions on the use of cash from the purchase following the Closing. At the Closing, the Company has agreed to issue to the Subscribers 1.5 shares of common stock for every 10 shares purchased by them under the purchase agreements. Additionally, the Sponsor has agreed to transfer an aggregate of 720,000 shares held by it to the Subscribers.

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On August 5, 2019, the Company entered into the Amendment. The Amendment reduces the closing condition originally contained in the Agreement requiring BRAC to have minimum cash on hand following the proper exercise of conversion rights by the holders of public shares from at least $80,000,000 to $22,000,000. The Agreement also originally provided for the Company to repay $35,000,000 of indebtedness of Allied Esports and WPT owed to Ourgame in cash at the Closing. Pursuant to the Amendment, the parties agreed that instead of paying the full $35,000,000 in cash at the Closing, the Company would (i) assume $10,000,000 of the debt obligations of Ourgame and Noble (including an addition $1,200,000 of accrued interest) and (ii) repay Ourgame the remaining balance of $23,800,000 by paying $3,500,000 in cash to Ourgame and its designees, issuing to Ourgame and its designees 2,928,679 shares of the Company’s common stock, and Ourgame retaining $1,000,000 of the proceeds of such loans to pay its transaction expenses incurred in the Merger. A copy of the Amendment is attached as Annex A to this Supplement. The Sponsor also agreed to transfer an aggregate of 600,000 shares of the Company’s common stock held by it to Ourgame.

Additionally, on August 5, 2019, the Company entered into an amendment and acknowledgement agreement (the “Acknowledgement Agreement”) pursuant to which AEII/WPT amended the terms of the previously issued Notes whereby bridge holders provided $14 million to be used for the operations of AEII/WPT. Pursuant to the Acknowledgement Agreement, the bridge holders have agreed to defer repayment of the Notes to one year and two weeks following the Closing (the “Maturity Date”). In consideration of agreeing to the deferred repayment, the bridge holders will be paid an additional six months of interest (i.e., a total of 18 months interest) to the extent any bridge holder elects not to convert their Note to equity. BRAC has agreed to assume the debt under the Notes as part of the Mergers, and agreed that the debt will be secured by all the assets of BRAC (subject to certain exceptions) following the Closing. The Sponsor has also agreed that it will not make any further transfer of its initial shares, subject to certain exceptions, until the debt is repaid. The Notes are convertible at any time by a holder between the Closing and the Maturity Date at the “Conversion Price.” The “Conversion Price” is the lesser of $8.50 per share or the price at which shares are issued to Ourgame or its affiliates in connection with the Mergers. A copy of the Acknowledgement Agreement is attached as Annex B to this Supplement.

Q:	May I change my vote after I have mailed my signed proxy card?

A:	Yes. Stockholders may send a later-dated, signed proxy card to BRAC’s transfer agent at the address set forth below so that it is received prior to the vote at the special meeting or attend the special meeting in person and vote. Stockholders also may revoke their proxy by sending a notice of revocation to BRAC’s transfer agent, which must be received prior to the vote at the special meeting. Stockholders may also revoke their proxy by attending the special meeting in person. If you have already voted and do not wish to change your vote, you do not need to do anything and your prior vote will continue to be valid.

Q:	Who can answer my questions?

A:	If you have questions about the Mergers or if you need additional copies of the Proxy Statement or the proxy card you should contact:

Mr. James Moe
Black Ridge Acquisition Corp.
c/o Black Ridge Oil & Gas, Inc.
110 North 5th Street, Suite 410
Minneapolis, MN 55403
Tel: (952) 426-1241

or

Morrow Sodali LLP
470 West Avenue
Stamford CT 06902
Tel: (800) 662-5200 or banks and brokers can call collect at (203) 658-9400
Email: BRAC.info@morrowsodali.com

You may also obtain additional information about BRAC from documents filed with the Securities and Exchange Commission (“SEC”) by following the instructions in the section entitled “Where You Can Find More Information.” If you are a holder of public shares and you intend to seek conversion of your shares, you will need to deliver your stock (either physically or electronically) to BRAC’s transfer agent at the address below prior to the vote at the special meeting. If you have questions regarding the certification of your position or delivery of your stock, please contact:

Mr. Mark Zimkind
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
E-mail: mzimkind@continentalstock.com

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UPDATE TO UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

The unaudited pro forma condensed combined statements of operations of BRAC for the three months ended March 31, 2019 and for the year ended December 31, 2018 combine the historical consolidated statements of operations of BRAC and the historical combined statements of operations of AEII/WPT, giving effect to the following transactions (for purposes of this section, collectively, the “Transactions”) as if they had been consummated on January 1, 2018, the beginning of the earliest period presented:

•	The merger of AEII and Noble with and into BRAC (collectively, the “Mergers”), whereupon BRAC is acquiring two of Ourgame’s (Ourgame is also referred to as “Parent”) global esports and entertainment assets, AEII and WPT. Upon consummation of the Mergers, BRAC will issue to the former owners of AEII and WPT an aggregate of 11,602,754 shares of BRAC common stock and (ii) an aggregate of 3,800,003 five-year warrants to purchase BRAC common stock at a price per share of $11.50 (“BRAC Warrants”), which warrants will be identical to BRAC’s outstanding public warrants. The aggregate value of the consideration BRAC will issue to the former owners of AEII/WPT in exchange for the assets of AEII/WPT is approximately $153.8 million excluding contingent consideration and including the amended $35 million payment below.

•

The payment of approximately $35 million to Ourgame as originally stated in the Agreement was, pursuant to the Amendment, restated such that the Company would (i) make $1.9 million of the payment in cash to Ourgame, (ii) make a $12.1 million payment in the form of BRAC common stock at a rate of $6.59 per share, (iii) assume $10 million in convertible notes (the “Ourgame Notes”) issued by Ourgame in November of 2018 plus accrued interest of approximately $1.2 million on the Ourgame Notes and (iv) satisfy approximately $8.8 million of liabilities (the “Payables”) owed to employees and contractors of Allied/WPT by Ourgame. The maturity of the Ourgame Notes has been extended from one year following the date of issue to one year and two weeks following the date of the closing of the Mergers.  Payables in the amount of $7.2 million will convert to BRAC common stock at the rate of $6.59 per share with the remaining $1.6 million paid in cash, $50,000 of which will be paid to Practicans, LLC (a contractor), and the remaining $1,550,000 to Mr. Adam Pliska, who serves as President and CEO of the WPT entities and as a consultant for Ourgame, and who will serve as President of BRAC and CEO of the WPT Entities after the consummation of the Mergers. The payments will be applied first to the intercompany payable owed by AEII/WPT to Ourgame with the balance applied to equity.

•	The issuance of 1,424,500 of BRAC common stock as a result of BRAC stock rights accruing upon the consummation of a business transaction.

•	The issuance by BRAC of an additional $100,000 of convertible notes payable to the Sponsor and the issuance of a $30,000 note payable to the Sponsor. The proceeds from the $30,000 note payable to the Sponsor were in turn contributed to the Trust Account by BRAC following the redemption described below and will be repaid to BRAC on the date of the closing of the Mergers.

•	The conversion of 9,246,727 shares of common stock in connection with the Interim Meeting at the net trust value per share for the eligible converting shareholders (approximately $10.24 per share on March 31, 2019).

•	The conversion of the $750,000 of convertible notes payable to the Sponsor into 82,500 shares of BRAC common stock including the issuance 75,000 shares of BRAC common stock and an additional 7,500 shares of BRAC common stock as a result of BRAC stock rights accruing upon the consummation of the Mergers.

•	The issuance of $4,000,000 of interim financing in the form of convertible notes by AEII/WPT (the “Allied Notes”) that will be assumed by BRAC as part of the merger pursuant to the Acknowledgement Agreement. BRAC will be obligated to issue 470,588 shares of common stock and warrants to purchase an additional 152,000 shares of common stock if the noteholders elect to convert. The holders of the Notes have agreed to defer repayment of the Notes to one year and two weeks following the Closing to the extent any bridge holder elects not to convert their Note to equity. In consideration of agreeing to the deferred repayment, the bridge holders will be paid an additional six months of interest (i.e., a total of 18 months interest).

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•	The issuance by BRAC of common stock to satisfy contingent transaction costs totaling $6,656,552 ($5,908,019 in a maximum redemption scenario) at a rate of $6.59 per share.

•	The purchase of shares of common stock for a total purchase price of $18.0 million by the Subscribers either through the open market, through privately negotiated transactions or, in the event not all shares are available on the open market or through privately negotiated transactions, directly from BRAC at a purchase price equal to the net per share of the Trust assets (approximately $10.24 on March 31, 2019). The Subscribers also receive one and a half bonus shares for every ten shares of common stock purchased. Additionally, the Sponsor will transfer to the Subscribers an aggregate of 720,000 shares of BRAC common stock currently owned by the Sponsor. The Subscribers included a $3 million investment from Lyle Berman, a member of the board of directors of both BRAC and the Sponsor and the largest shareholder of the Sponsor. Additionally, $5 million will be held in an escrow account and its usage will be limited to specific capital projects.

The unaudited pro forma condensed combined balance sheet of BRAC as of March 31, 2019 combines the historical condensed balance sheet of BRAC and the historical condensed combined balance sheet of AEII/WPT, giving effect to the Transactions as if they had been consummated on March 31, 2019.

The historical combined financial statements have been adjusted in the unaudited pro forma condensed combined financial statements to give pro forma effect to events that are: (i) directly attributable to the Transactions; (ii) factually supportable; and (iii) with respect to the statement of operations, expected to have a continuing impact on BRAC’s results following the completion of the business combination.

The unaudited pro forma condensed combined financial statements have been developed from and should be read in conjunction with:

•	the accompanying notes to the unaudited pro forma condensed combined financial statements;

•	the historical audited financial statements of BRAC included in the Proxy Statement;

•	the historical audited combined financial statements of AEII/WPT included in the Proxy Statement; and

•	other information relating to BRAC and AEII/WPT contained in this Supplement and in the Proxy Statement.

Under BRAC’s charter, public stockholders have the right to have converted, upon the closing of the business combination, public shares then held by them for cash equal to their pro rata share of the aggregate amount on deposit (as of two business days prior to the closing of the business combination) in the Trust Account. For illustrative purposes, based on the fair value of marketable securities held in the Trust Account, net of income taxes and franchise fees payable, as of March 31, 2019 of approximately $141.3 million, the estimated per share redemption price would have been approximately $10.24.

•	Assuming No Additional Conversions: This scenario assumes that only those 9,242,727 shares converted prior to the business combination in conjunction with the Interim Meeting are converted. Under this scenario, the current stockholders of BRAC would own 36.3% of the common stock of BRAC, the former owners of AEII/WPT would own 54.5% of the common stock of BRAC and others (the Subscribers, transaction service providers and AEII/WPT employees) would own 9.2% of the common stock of BRAC immediately after the business combination.

•	Assuming Maximum Conversions: This scenario assumes that approximately 2.8 million additional public shares are converted, resulting in an aggregate payment of approximately $78.7 million out of the Trust Account to converting public stockholders. This assumption is based on the ability of Ourgame, AEII, or Noble to terminate the transaction if BRAC does not have cash on hand from the Trust Account of at least $22 million, thus establishing a floor for the remaining value of the Trust assets available post-transaction. Under this scenario, the current stockholders of BRAC would own 29.8% of the common stock of BRAC, the former owners of AEII/WPT would own 60.1% of the common stock of BRAC and others (the Subscribers, transaction service providers and AEII/WPT employees) would own 10.1% of the common stock of BRAC immediately after the business combination.

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The unaudited pro forma condensed combined financial statements have been prepared on the basis that the acquisition of the AEII/WPT under the Agreement has been accounted for as a reverse recapitalization in accordance with GAAP. Under this method of accounting, BRAC will be treated as the acquired company and AEII/WPT will be treated as the acquirer for financial reporting purposes.

Assumptions and estimates underlying the unaudited pro forma adjustments set forth in the unaudited pro forma condensed financial statements are described in the accompanying notes. The unaudited pro forma condensed combined financial statements have been presented for illustrative purposes only and are not necessarily indicative of the operating results and financial position that would have been achieved had the business combination and the other related transactions contemplated by the Agreement occurred on the dates indicated. Further, the unaudited pro forma condensed combined financial statements do not purport to project the future operating results or financial position of BRAC following the completion of the business combination and the other related Transactions. The unaudited proforma adjustments represent management’s estimates based on information available as of the date of these unaudited pro forma condensed combined financial statements and are subject to change as additional information becomes available and analyses are performed.

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Unaudited Pro Forma Condensed Combined Balance Sheet

As of March 31, 2019

(in thousands)

			Assuming No Redemptions into Cash			Assuming Maximum Redemptions into Cash
	BRAC(A)	AEII/WPT(B)	Pro Forma Adjustments		Pro Forma Balance Sheet	Pro Forma Adjustments		Pro Forma Balance Sheet
ASSETS:
Current assets:
Cash and cash equivalents	$195	$5,705	$40,358	(C)	$46,258	$(24,665	)(C)	$21,593
Restricted cash	–	–	5,000	(D)	5,000	–		5,000
Accounts receivable	–	1,958	–		1,958	–		1,958
Prepaid expenses and other current assets	60	709	–		769	–		769
Total current assets	255	8,372	45,358		53,985	(24,665)		29,320
Property and equipment, net	–	20,412	–		20,412	–		20,412
Goodwill	–	4,084	–		4,084	–		4,084
Intangible assets, net	–	16,680	–		16,680	–		16,680
Deposits	–	633	–		633	–		633
Deferred production costs	–	10,123	–		10,123	–		10,123
Investment, ESA	–	1,139	–		1,139	–		1,139
Cash and marketable securities held in Trust Account	142,028	–	(142,028	)(E)	–	–		–
Total assets	$142,283	$61,443	$(96,670)		$107,056	$(24,665)		$82,391

LIABILITIES AND STOCKHOLDERS' EQUITY:
Current liabilities:
Accounts payable	$74	$1,587	$–		$1,661	$–		$1,661
Accrued expenses	–	2,394	–		2,394	–		2,394
Deferred revenue	–	3,118	–		3,118	–		3,118
Due to Parent	–	32,883	(32,883	)(H)	–	–		–
Employee payable	–	–	–		–	–		–
Accounts payable - related party	99	–	–		99	–		99
Income taxes payable	658	–	–		658	–		658
Deferred income taxes	2	–	–		2	–		2
Note payable - related party	650	–	(650	)(I)	–	–		–
Total current liabilities	1,483	39,982	(33,533)		7,932	–		7,932
Interest payable	–	–	1,200	(J)	1,200	–		1,200
Convertible notes payable	–	–	12,958	(K)	12,958	–		12,958
Deferred rent	–	1,297	–		1,297	–		1,297
Total liabilities	1,483	41,279	(19,375)		23,387	–		23,387

Common stock subject to redemption	135,800	–	(135,800	)(L)	–	–		–

Stockholders' equity:
Preferred stock.	–	–	–		–	–		–
Common stock	–	–	3	(M)	3	(1	)(M)	2
Additional paid in capital	3,433	–	89,454	(N)	92,887	(25,404	)(N)	67,483
Parent's net investment	–	20,164	(20,164	)(O)	–	–		–
Retained earnings (accumulated deficit)	1,567	–	(10,788	)(Q)	(9,221)	740	(S)	(8,481)
Total stockholders' equity	5,000	20,164	58,505		83,669	(24,665)		59,004
Total liabilities and stockholders' equity	$142,283	$61,443	$(96,670)		$107,056	$(24,665)		$82,391

See notes to pro forma condensed combined financial statements

9

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Three Months Ended March 31, 2019

(in thousands, except share and per share data)

			Assuming No Redemptions into Cash			Assuming Maximum Redemptions into Cash
			Pro Forma		Pro Forma Statement of	Redemption Adjustments		Pro Forma Statement of
	BRAC(A)	AEII/WPT(B)	Adjustments		Operations	Adjustments		Operations

Revenue	$–	$6,235	$–		$6,235	$–		$6,235

Costs and expenses:
Multiplatform (exclusive of depreciation and amortization)	–	581	–		581	–		581
Interactive (exclusive of depreciation and amortization)	–	892	–		892	–		892
In-person (exclusive of depreciation and amortization)		738	–		738	–		738
Online operating expenses	–	277	–		277	–		277
Selling and marketing expenses	–	903	–		903	–		903
General and administrative expenses	297	4,412	210	(C)	4,919	–		4,919
Impairment of investment in ESA	–	600	–		600	–		600
Depreciation and amortization	–	1,686	–		1,686	–		1,686
Impairment of deferred production costs and intangible assets	–	–	–		–			–
Loss from operations	(297)	(3,854)	(210)		(4,361)	–		(4,361)

Other income
Interest income	811	–	(811	)(D)	–	–		–
Unrealized gain on marketable securities held in Trust Account	5	–	(5	)(D)	–	–		–
Interest expense	–	–	(681	)(E)	(681)	–		(681)
Other income (expenses)	–	–	–		–	–		–
Total other income	816	–	(1,497)		(681)	–		(681)

Income (loss) before taxes	519	(3,854)	(1,707)		(5,042)	–		(5,042)
Provision for income taxes	(187)	–	187	(F)	–	–		–

Net income (loss)	$332	$(3,854)	$(1,520)		$(5,042)	$–		$(5,042)

Weighted average shares outstanding, basic	4,411,914		21,348,509	(G)	25,760,423	(2,406,656	)(G)	23,353,767

Basic net income (loss) per common share	$(0.06)				$(0.20)			$(0.22)

Weighted average shares outstanding, diluted	4,411,914		21,348,509	(G)	25,760,423	(2,406,656	)(G)	23,353,767

Diluted net income (loss) per common share	$(0.06)				$(0.20)			$(0.22)

See notes to pro forma condensed combined financial statements

10

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Year Ended December 31, 2018

(in thousands, except share and per share data)

			Assuming No Redemptions into Cash			Assuming Maximum Redemptions into Cash
			Pro Forma		Pro Forma Statement of	Redemption Adjustments		Pro Forma Statement of
	BRAC(A)	AEII/WPT(B)	Adjustments		Operations	Adjustments		Operations

Revenue	$–	$20,603	$–		$20,603	$–		$20,603

Costs and expenses:
Multiplatform (exclusive of depreciation and amortization)	–	2,297	–		2,297	–		2,297
Interactive (exclusive of depreciation and amortization)	–	2,474	–		2,474	–		2,474
In-person (exclusive of depreciation and amortization)	–	2,554	–		2,554	–		2,554
Online operating expenses	–	2,245	–		2,245	–		2,245
Selling and marketing expenses	–	4,023	–		4,023	–		4,023
General and administrative expenses	824	18,442	350	(C)	19,616	–		19,616
Depreciation and amortization	–	6,711	–		6,711	–		6,711
Impairment of investment in ESA	–	9,683	–		9,683	–		9,683
Impairment of deferred production costs and intangible assets	–	1,005	–		1,005			1,005
Loss from operations	(824)	(28,831)	(350)		(30,005)	–		(30,005)

Other income
Interest income	2,474	–	(2,474	)(D)	–	–		–
Unrealized gain on marketable securities held in Trust Account	67	–	(67	)(D)	–	–		–
Interest expense	–	(2,117)	(605	)(E)	(2,722)	–		(2,722)
Other income (expenses)	–	(72)	–		(72)	–		(72)
Total other income	2,541	(2,189)	(3,146)		(2,794)	–		(2,794)

Income (loss) before taxes	1,717	(31,020)	(3,496)		(32,799)	–		(32,799)
Provision for income taxes	(576)	–	576	(F)	–	–		–
Net income (loss)	1,141	(31,020)	(2,920)		(32,799)	–		(32,799)

Net loss attributable to non-controlling interest	–	404	–		404	–		404

Net income (loss) attributable to shareholders'	$1,141	$(30,616)	$(2,920)		$(32,395)	$–		$(32,395)

Weighted average shares outstanding, basic	4,361,619		21,398,804	(G)	25,760,423	(2,406,656	)(G)	23,353,767

Basic net income (loss) per common share	$(0.15)				$(1.26)			$(1.39)

Weighted average shares outstanding, diluted	4,361,619		21,398,804	(G)	25,760,423	(2,406,656	)(G)	23,353,767

Diluted net income (loss) per common share	$(0.15)				$(1.26)			$(1.39)

See notes to pro forma condensed combined financial statements

11

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(in thousands, except share and per share data)

Note 1 – Description of Organization and Business Operations

The pro forma adjustments have been prepared as if the Transactions had been consummated on January 1, 2018, the beginning of the earliest period presented, in the case of the unaudited pro forma condensed combined statements of operations and on March 31, 2019 in the case of the unaudited pro forma condensed combined balance sheet.

The unaudited pro forma condensed combined financial statements have been prepared on the basis that the acquisition of AEII/WPT under Agreement and Plan of Reorganization will be accounted for as a reverse merger in accordance with GAAP. Under this method of accounting, BRAC will be treated as the acquired company and AEII/WPT will be treated as the acquirer for financial reporting purposes. This determination was primarily based on no individual or group of owners having over 50% voting interest post Transactions, AEII/WPT operations comprising the ongoing operations of the combined entity, and the management team and board of AEII/WPT comprised of the majority of the management team and board of the combined entity. Accordingly, for accounting purposes, the acquisition will be treated as the equivalent of AEII/WPT issuing stock for the net assets of BRAC. The net assets of BRAC will be stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the acquisition will be those of AEII/WPT.

The pro forma adjustments represent management’s estimates based on information available as of the date of this proxy statement and are subject to change as additional information becomes available and additional analyses are performed. One-time transaction-related expenses anticipated to be incurred prior to, or concurrent with, closing the Transactions and the other related transactions are not included in the unaudited pro forma condensed combined statements of operations. However, the impact of such transaction expenses is reflected in the unaudited pro forma condensed combined balance sheet as a decrease to retained earnings and a decrease to cash.

Pursuant to the Agreement, the aggregate consideration received by the owners of AEII/WPT is subject to adjustment based on a Company Financing Adjustment, as defined in the Agreement. Based on financing received there would be no adjustment to the aggregate consideration received by the owners of AEII/WPT, and the unaudited pro forma condensed combined financial statements have been prepared on that basis and include the results of the interim financing as a pro forma adjustment.

Note 2 – Adjustments and Assumptions to the Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2019

The unaudited pro forma condensed combined balance sheet as of March 31, 2019 reflects the following adjustments assuming the Transactions occurred on March 31, 2019:

A.	Represents the BRAC unaudited historical consolidated balance sheet as of March 31, 2019.

B.	Represents the AEII/WPT unaudited historical combined balance sheet as of March 31, 2019.

C.	Represents the pro forma adjustment to cash and cash equivalents to reflect the following:

Assuming no conversions
Cash transferred to restricted cash per Subscription Agreements	$(5,000)	(D)
Investments held in Trust Account	142,028	(E)
Redemption of common stock upon extension	(94,706)	(F)
Transaction expenses paid in cash	(2,564)	(G)
Cash payment to Ourgame	(1.900)	(H)
Cash payment of Payables	(1,600)	(H)
Issuance of convertible notes by BRAC subsequent to March 31, 2019	100	(I)
Cash received from issuance of Allied Notes subsequent to March 31, 2019	4,000	(J)
	$40,358

Assuming maximum conversions
Redemption of common stock	$(24,665)	(R)
$(24,665)

12

D.	Represents cash placed in escrow and restricted for use towards specific capital projects.

E.	Represents the pro forma adjustment to reclassify the cash and investments held in the Trust Account to cash and cash equivalents to reflect that the cash and investments in the Trust Account are available for use in connection with the Transactions.

F.	Represents conversions of common stock made prior to the Mergers in connection with the Interim meeting and approval of the extension of the date the Company has to consummate a business combination to August 10, 2019.

G.	Represents payment of preliminary estimated transaction costs totaling $9,221 including $4,000 of contingent underwriting commissions and $5,221 of other costs including advisory, legal and accounting fees. By agreement with certain of the vendors, including the underwriter and investment advisors, $6,657 of the transaction costs are paid in stock at a rate of $6.59 per share and the remaining $2,564 is paid in cash.

H.	Represents payment of $34,000 to Ourgame with $32,883 represented as a repayment of the due to parent liability and the balance applied to additional paid in capital. The payment was in form of $1,900 in cash, $12,144 in common stock at $6.59 per share, $11,200 from the guarantee of the Ourgame Notes plus accrued interest on the Ourgame Notes and $7,156 from the guarantee of certain liabilities to employees of AEII/WPT which is paid upon the Merger, $1,600 of which is paid in cash and $7,156 is paid in the form of common stock at $6.59 per share.

I.	Represents the pro forma adjustments for the issuance of an additional $100 convertible note by BRAC to the Sponsor subsequent to March 31, 2019 and to convert the $650 of BRAC convertible notes payable and the additional $100 convertible note to equity.

J.	Represents the pro forma adjustments for the guarantee of the accrued interest on the Ourgame notes.

K.	Represents the pro forma adjustment for the issuance of the Allied Notes and warrants issued for cash subsequent to March 31, 2019 and the guarantee of the Ourgame Notes. AEII/WPT received $4,000 in cash for the Allied Notes and the notes were recorded at $3,577 subject to a discount for the value of the warrants of $423. The warrant’s estimated value was recorded as additional paid in capital. Of the $4,000 of the Allied Notes, $1,000 was issued to a related party of AEII/WPT. As part of the purchase price, BRAC is assuming the Ourgame Notes which are being recorded at their $10,000 face value less a $619 beneficial conversion factor. The beneficial conversion factor is recorded as additional paid in capital.

L.	Represents the pro forma adjustments to reclassify reflect the conversion of common stock upon extension of $94,706 and the reclassification of the remaining balance of common stock subject to conversion to stockholders’ equity to reflect that the conversion rights will no longer exist following the Transactions.

M.	Represents the recapitalization of common shares between common stock and additional paid-in-capital. The adjustments are calculated by multiplying the applicable number of shares by the par value per share of common stock, $0.0001 per share.

N.	Represents pro forma adjustments to additional paid-in-capital to reflect the following:

Assuming no conversions
Transaction expenses paid in stock	6,657	(G)
Payment to Ourgame paid in equity	12,144	(H)
Ourgame Employee Liabilities guaranteed and paid in equity	7,156	(H)
Remaining payment to Ourgame applied to equity	(1,117)	(H)
Conversion of BRAC convertible notes payable including issuance subsequent to March 31, 2019	750	(I)
Value of warrants issued subsequent to March 31, 2019	423	(K)
Equity component of conversion feature of guaranteed convertible notes payable	619	(K)
Reclassification from temporary equity to equity	41,094	(L)
Recapitalization of common shares	(3)	(M)
Transfer of parent's net equity to additional paid in capital	20,164	(O)
Elimination of BRAC's retained earnings	1,567	(P)
	$89,454

13

Assuming maximum conversions
Redemption of common stock	$(24,665)	(R)
Recapitalization of common shares	1	(M)
Reduction in transaction expenses paid in cash	(740)	(S)
	$(25,404)

O.	Represents reclassification of Parent’s net equity to additional paid-in capital as the accounting acquirer is not a separate and distinct entity.

P.	Represents the pro forma adjustment to eliminate the retained earnings of BRAC, the accounting acquiree, to additional paid-in capital.

Q.	Represents pro forma adjustments to retained earnings (accumulated deficit) for the following:

Transaction expenses	$(9,221)	(G)
Elimination of BRAC's retained earnings	(1,567)	(P)
	$(10,788)

R.	Represents the pro forma adjustment to cash to reflect the shares redeemed at closing for $24,665.

S.	Represents reduction in acquisition cost as a portion of the fee is based on 3% of the balance of Trust Account assets not converted.

Note 3 – Adjustments and Assumptions to the Unaudited Pro Forma Condensed Combined Statement of Operations for the Three Months Ended March 31, 2019

A.	Represents the BRAC unaudited historical consolidated statement of operations for the three months ended March 31, 2019.

B.	Represents the AEII/WPT unaudited historical combined statement of operations for the three months ended March 31, 2019.

C.	Represents pro forma adjustment for increase in management fees for period from Sponsor.

C.	Represents the pro forma adjustment to remove interest income and unrealized gains on assets held in the Trust Account.

D.	Represents interest and amortized discount on Allied Notes issued subsequent to March 31, 2019 and Ourgame Notes guaranteed in transaction.

E.	Represents pro forma income tax provision adjustment assuming there would be an allowance for any tax benefit from losses.

F.	Represents adjustments to weighted average basic and diluted shares outstanding to arrive at the pro forma shares outstanding in both the no redemption and maximum redemption scenarios, as follows:

14

	Pro Forma Assuming No Additional Redemptions	Pro Forma Assuming Maximum Redemptions
Denominator:
Public stockholders	4,553,273	2,146,617
Public stockholders rights accrued(1)	1,380,000	1,380,000
Sponsor	3,895,000	3,895,000
Sponsor rights accrued(1)	44,500	44,500
Sponsor note conversion shares	75,000	75,000
Sponsor note conversion rights accrued(1)	7,500	7,500
AEII/WPT shareholders	11,602,754	11,602,754
AEII/WPT shares issued in lieu of cash	1,842,831	1,842,831
Purchase transaction liabilities satisfied with equity	1,010,099	1,010,099
Purchase agreement bonus shares	263,618	263,618
Shares issued to satisfy Employee Payables	1,085,848	1,085,848
Pro forma basic and diluted shares outstanding	25,760,423	23,353,767
Redemption adjustment to shares(2)		(2,406,656)
Weighted average shares outstanding, basic	4,411,914
Pro forma adjustment	21,348,509
Weighted average shares outstanding, diluted	4,411,914
Pro forma adjustment	21,348,509

(1)	13,800,000 public stockholder rights, 445,000 private place rights of the Sponsor and 65,000 rights received upon conversion of the convertible note payable receive one-tenth of one share of common stock upon the consummation of a business combination.

(2)	Computed as follows:

Value of trust assets available for redemption	$46,665,068
Less cash on hand to be available post transaction from trust account	$(22,000,000)
Maximum aggregate payment to converting public shareholders	$24,665,068
Divided by per share value of trust assets available for redemption	$10.2486867
Shares in maximum redemption scenario	2,406,656

Note 4 – Adjustments and Assumptions to the Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 2018

A.	Represents the BRAC historical consolidated statement of operations for the year ended December 31, 2018.

B.	Represents the AEII/WPT historical combined statement of operations for the year ended December 31, 2018.

C.	Represents pro forma adjustment for increase in management fees for period from Sponsor.

D.	Represents the pro forma adjustment to remove interest income and unrealized gains on assets held in the Trust Account.

E.	Represents the pro forma adjustment to remove interest expense related to debt repaid in connection with the Transactions and debt guaranteed subsequent to December 31, 2018 as follows:

15

Interest expense from note payable to parent converted to equity	$2,062
Interest from the line of credit repaid by parent and contributed to equity	55
Represents interest and amortized discount on Allied Notes issued subsequent to December 31, 2018	(903)
Total interest adjusted in pro forma	$1,214

F.	Represents pro forma income tax provision adjustment assuming there would be an allowance for any tax benefit from losses.

G.	Represents adjustments to weighted average basic and diluted shares outstanding to arrive at the pro forma shares outstanding in both the no redemption and maximum redemption scenarios, as follows:

	Pro Forma Assuming No Redemptions	Pro Forma Assuming Maximum Redemptions
Denominator:
Public stockholders	4,553,273	2,146,617
Public stockholders rights accrued(1)	1,380,000	1,380,000
Sponsor	3,895,000	3,895,000
Sponsor rights accrued(1)	44,500	44,500
Sponsor note conversion shares	75,000	75,000
Sponsor note conversion rights accrued(1)	7,500	7,500
AEII/WPT shareholders	11,602,754	11,602,754
AEII/WPT shares issued in lieu of cash	1,842,831	1,842,831
Purchase transaction liabilities satisfied with equity	1,010,099	1,010,099
Purchase agreement bonus shares	263,618	263,618
Shares issued to satisfy Employee Payables	1,085,848	1,085,848
Pro forma basic and diluted shares outstanding	25,760,423	23,353,767
Redemption adjustment to shares(2)		(2,406,656)
Weighted average shares outstanding, basic	4,361,619
Pro forma adjustment	21,398,804
Weighted average shares outstanding, diluted	4,361,619
Pro forma adjustment	21,398,804

(1)	13,800,000 public stockholder rights, 445,000 private place rights of the Sponsor and 65,000 rights received upon conversion of the convertible note payable receive one-tenth of one share of common stock upon the consummation of a business combination.

(2)	Computed as follows:

Value of trust assets available for redemption	$46,665,068
Less cash on hand to be available post transaction from trust account	$(22,000,000)
Maximum aggregate payment to converting public shareholders	$24,665,068
Divided by per share value of trust assets available for redemption	$10.2486867)
Shares in maximum redemption scenario	2,406,656

16

Note 5 – Related Party Transactions

As described in more detail in the section entitled “Executive Compensation – Adam Pliska Employment Agreement” of the Proxy Statement, Adam Pliska, who serves as President and CEO of the WPT entities and as an executive for Ourgame, and who will serve as President of BRAC and CEO of the WPT Entities after the consummation of the Mergers, will receive $1.5 million for WPT’s performance prior to the closing of the Mergers. Additionally, Mr. Pliska is entitled to receive a payment equal to 2% of the total gross proceeds from the sale of the WPT business up to $45 million, and an additional 1% of any amounts over $45 million. Since the WPT business is valued at $50 million for purposes of the Mergers, Mr. Pliska will be entitled to a payment of $950,000 in connection with the above provisions (the “WPT Payment”). Furthermore, Mr. Pliska is entitled to receive $2,000,012 as part of a profit participation agreement with Ourgame (the (Profit Participation Payment”). In addition to the above payments due to Mr. Pliska upon the closing of the Mergers, pursuant to a SPAC Introduction Agreement entered into between Mr. Pliska (via Trisara, LLC, a consulting company he is a member of), Practicans, LLC and the various entities comprising Allied Esports on August 22, 2018, and as amended on December 19, 2018 and August 5, 2019, and in consideration of Trisara, LLC introducing Ourgame to Black Ridge and facilitating the Mergers, Mr. Pliska will be entitled to receive 290,069 shares of BRAC common stock, as well as a cash payment of $700,000 (the “Finder Payments”). Mr. Pliska has agreed to accept 546,300 shares of BRAC common stock, as well as a cash payment of $50,000, as full satisfaction of the WPT Payment, Profit Participation Payments and Finder Payments.

These amounts are primary obligations of Ourgame, but have been guaranteed by WPT. As these are primary obligations of Ourgame, they are not reflected in the pro forma condensed combined financial statements.

There are no other material non-recurring related party transactions related to the Merger Transactions that are not reflected in the pro forma financial statements.

17

UPDATE TO BENEFICIAL OWNERSHIP OF SECURITIES

Security Ownership of Certain Beneficial Owners and Management of BRAC

The following table sets forth information regarding the beneficial ownership of BRAC common stock as of the record date but taking into account conversion of public shares at the Interim Meeting and immediately following consummation of the Mergers by:

•	each person known by BRAC to be the beneficial owner of more than 5% of BRAC’s outstanding shares of common stock either on the record date or after the consummation of the business combination;
•	each of BRAC’s current executive officers and directors;
•	each person who will become an executive officer or director upon consummation of the business combination;
•	all of BRAC’s current executive officers and directors as a group; and
•	all of the executive officers and directors as a group after the consummation of the business combination.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security.

The table assumes no conversion of the $14,000,000 convertible debt guaranteed as interim financing and described previously in “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Allied Esports and WPT” included in the Proxy Statement.

			After Mergers
	Prior to Mergers (1)		Assuming No Conversions (2)		Assuming Maximum Conversions (3)
Name and Address of Beneficial Owners(4)	Number of Shares	%	Number of Shares	%	Number of Shares	%
Black Ridge Oil & Gas, Inc. (our sponsor)(5)	3,895,000	46.1%	2,607,500	10.1%	2,607,500	11.2%
Kenneth DeCubellis(6)	3,895,000	46.1%	2,607,500	10.1%	2,607,500	11.2%
James Moe(7)	–	–	–	–	–	–
Michael Eisele(7)	–	–	–	–	–	–
Bradley Berman(7)	–	–	–	–	–	–
Benjamin S. Oehler(7)	–	–	–	–	–	–
Joseph Lahti(7)	–	–	–	–	–	–
Lyle Berman(7)	–	–	–	–	–	–
Frank Ng(8)	–	–	11,111,185	43.1%	11,111,185	47.6%
Eric Yang(9)	–	–	10,993,471	42.7%	10,993,471	47.1%
Adam Pliska	–	–	857,816	3.7%	857,816	4.1%
Maya Rogers	–	–	–	–	–	–
Dr. Kan Hee Anthony Tyen	–	–	–	–	–	–
Ho min Kim	–	–	–	–	–	–
Primo Vital Limited	–	–	10,785,199	41.9%	10,785,199	46.2%

All directors and executive officers, as a group (7 individuals prior to Business Combination; 13 individuals after Business Combination)	3,895,000	46.1%	14,784,773	57.4%	14,784,773	63.3%

*Less than one percent.

18

(1)	The percentage of beneficial ownership on the record date is calculated based on 8,448,273 outstanding shares of common stock as of such date, but does not reflect any shares of common stock issuable upon exercise of warrants as they may not be exercisable within 60 days. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.
(2)	The expected beneficial ownership of BRAC common stock post-Mergers has been determined based on the following: (i) 8,448,273 shares currently held by the BRAC stockholders, (ii) assumes no BRAC stockholder has exercised conversion rights, (iii) 13,445,585 shares of BRAC common stock issued as consideration in the Mergers (and not taking into account any contingent shares being earned), (iv) 82,500 shares issued to BRAC upon conversion of convertible notes, (v) 1,424,500 shares issued upon conversion of BRAC rights which will automatically convert upon consummation of the Mergers, and (vi) 2,359,565 shares issued to others concurrent with the merger but excludes 1,647,058 shares of BRAC common stock issuable upon the full conversion of $14 million of convertible promissory notes assumed in the transaction at $8.50 per share as conversion of the convertible promissory notes cannot be assumed at the closing of the transactions.
(3)	The expected beneficial ownership of BRAC common stock post-Mergers has been determined based on the following: (i) 8,448,273 shares currently held by the BRAC stockholders, (ii) assumes BRAC stockholders have exercised conversion rights with respect to 2,406,656 shares of BRAC common stock, the maximum allowed under the terms of the merger agreement (iii) 13,445,585 shares of BRAC common stock issued as consideration in the Mergers (and not taking into account any contingent shares being earned) (iv) 82,500 shares issued to BRAC upon conversion of convertible notes, (v) 1,424,500 shares issued upon conversion of BRAC rights which will automatically convert upon consummation of the Mergers, and (vi) 2,359,565 shares issued to others concurrent with the merger but excludes 1,647,058 shares of BRAC common stock issuable upon the full conversion of $14 million of convertible promissory notes assumed in the transaction at $8.50 per share as conversion of the convertible promissory notes cannot be assumed at the closing of the transactions.
(4)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Black Ridge Oil & Gas, Inc., 110 North 5th Street, Suite 410, Minneapolis, Minnesota 55403.
(5)	These shares represent the 3,450,000 founder shares and 445,000 shares purchased in a private placement simultaneous with our initial public offering, less 600,000 shares that will be transferred Primo Vital Limited upon consumption of the Mergers, less 732,000 shares transferred to Subscribers as part of the Merger.
(6)	Mr. DeCubellis does not beneficially own any shares of our common stock. Represents shares held by Black Ridge Oil & Gas, Inc., of which Mr. DeCubellis, as chief executive officer, exercises voting and dispositive power over such shares. Mr. DeCubellis has a pecuniary interest in shares of our common stock through his ownership of common stock in Black Ridge Oil and Gas, Inc. Mr. DeCubellis disclaims beneficial ownership of such shares except to the extent of his ultimate pecuniary interest.
(7)	Mr. Michael Eisele, Mr. James Moe, Mr. Bradley Berman, Mr. Ben Oehler, Mr. Joseph Lahti, and Mr. Lyle Berman do not beneficially own any shares of our common stock. However, they have a pecuniary interest in shares of our common stock through their ownership of common stock and /or options to purchase common stock of Black Ridge Oil and Gas, Inc.
(8)	Represents (i) 208,339 shares to be issued directly to Mr. Ng as consideration in the Mergers, (ii) 10,785,199 shares to be issued as consideration in the Mergers to Primo Vital Limited, a 100% owned subsidiary of Ourgame International Holdings Limited, of which Mr. Ng, as director and co-chief executive officer, exercises voting and dispositive power over such shares, and (iii) 117,647 shares issuable to Ms. Man Sha, the wife of Mr. Ng, upon conversion of the $1 million promissory note issued to Ms. Man Sha by Noble on or about May 17, 2019. Effective upon consummation of the Mergers, Mr. Ng intends to resign as co-chief executive officer of Ourgame International Holdings Limited.
(9)	Represents 208,272 shares to be issued directly to Mr. Yang as consideration in the Mergers and 10,785,199 shares to be issued as consideration in the Mergers to Primo Vital Limited, a 100% owned subsidiary of Ourgame International Holdings Ltd., of which Mr. Yang, as director and co-chief executive officer, exercises voting and dispositive power over such shares.

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ANNEX A

AMENDMENT TO
AGREEMENT AND PLAN OF REORGANIZATION

This Amendment to Agreement and Plan of Reorganization (this “Amendment”) is entered into as of August 5, 2019 by and among Black Ridge Acquisition Corp., a Delaware corporation (“Parent”), Black Ridge Merger Sub Corp., a Delaware corporation and wholly owned subsidiary of Parent, Allied Esports Media, Inc., f/k/a Allied Esports Entertainment, Inc., a Delaware corporation (“Company”), Noble Link Global Limited, a British Virgin Islands exempted company (“Noble”), Ourgame International Holdings Ltd., a Cayman Islands corporation (“Ourgame”), and Primo Vital Ltd., a British Virgin Islands exempted company and wholly owned subsidiary of Ourgame.

RECITALS

A.                  On December 19, 2018, the parties entered into that certain Agreement and Plan of Reorganization (the “Agreement”).

B.                  The parties desire to amend the Agreement pursuant to Section 11.11 of the Agreement, upon the terms set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements specified in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.                   Definitions; Additional Terms. Capitalized terms used in this Amendment and not otherwise defined shall have the respective meanings ascribed to such terms in the Agreement.

2.                   Clause (vi) of Section 6.14 of the Agreement is amended and restated as follows:

“(vi) in partial satisfaction of the Ourgame Notes pursuant to Section 6.18.”

3.                   Parent Working Capital. Section 6.17 of the Agreement is amended and restated as follows:

“Parent Working Capital. On the Closing Date, after payments of amounts that Parent may pay in accordance with Section 6.14(i) hereof, Parent shall have at least $22,000,000 in cash or liquid securities available for the working capital needs of the Surviving Company and for general corporate purposes. $3,500,000 of such amount will be used to extinguish the Ourgame Notes at Closing pursuant to Section 6.18.”

4.                   Section 6.18 of the Agreement is amended and restated as follows:

“Ourgame Notes. In order to extinguish the Thirty-Five Million US Dollars ($35,000,000) of outstanding debt obligations of the Company held by Ourgame (the “Ourgame Notes”), at the Closing Parent will (A) assume $10,000,000 (plus $1,200,000 of accrued interest) of debt obligations of Ourgame and Noble set forth on Schedule 6.18(a) attached hereto and (B) repay the remaining $23,800,000 balance by (i) paying Ourgame or its designees $3,500,000 in immediately available funds pursuant to Ourgame’s wiring instructions, (ii) issuing to Ourgame or its designees 2,928,679 shares of Parent Common Stock as set forth on Schedule 6.18(b), which shall have no limitations or encumbrances on sale other than those required by applicable law, (iii) permitting Ourgame to retain $1,000,000 of loan proceeds from the Interim Financing for payment of the accounting, finance and legal expenses incurred by Ourgame to obtain shareholder approval and Hong Kong Stock Exchange approval of the Mergers, and (iv) causing Black Ridge Oil & Gas, Inc. to transfer to Ourgame or its designees an aggregate of 600,000 shares of Parent Common Stock held by it which shares shall continue to be subject to the terms of that certain Stock Escrow Agreement between Parent and Continental, dated as of October 4, 2017.”

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5.                   A new Section 6.22 of the Agreement is added as follows:

“Purchase Agreements. Parent has entered into purchase agreements with several third parties pursuant to which such third parties will purchase an aggregate of $21,700,000 of shares of Parent Common Stock in open market or privately negotiated transactions. If the purchasers are unable to purchase the full $21,700,000 of shares of Parent Common Stock in open market or privately negotiated transactions, Parent shall issue to the purchasers newly issued shares at Closing at a per-share price equal to the per-share amount held in the Trust Account, and having an aggregate value equal to the difference between $21,700,000 and the dollar amount of shares purchased by them in the open market or in privately negotiated transactions. At the Closing, Parent will issue to the purchasers 1.5 shares of Parent Common Stock for every 10 shares purchased by them under the purchase agreements.

6.                   Section 9.1(i) of the Agreement is amended and restated as follows:

“(i) by Ourgame, the Company or Noble, if immediately prior to the Mergers, Parent does not have cash on hand of $22,000,000 after payment of amounts that Parent may pay in accordance with Section 6.14(i).”

7.                   Representations and Warranties. Each of the parties represents and warrants that (a) it has the corporate right, power and authority to enter into and to perform its obligations under this Amendment, and (b) assuming the due authorization, execution and delivery of this Amendment by the other parties, this Amendment constitutes the legal, valid and binding obligation of such party, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

8.                   No Other Modification. Except as expressly set forth herein, the Agreement shall remain in full force and effect and shall not be modified by this Amendment.

9.                   Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Delaware regardless of the laws that might otherwise govern under applicable principles of conflicts-of-law thereof.

10.                Counterparts; Electronic Delivery. This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same document and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart. Delivery by facsimile or electronic transmission to counsel for the other party of a counterpart executed by a party shall be deemed to meet the requirements of the previous sentence.

Signature Page follows

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

BLACK RIDGE ACQUISITION CORP.

By:	/s/ Ken DeCubellis
Name: Ken DeCubellis
Title: CEO

BLACK RIDGE MERGER SUB CORP.

By:	/s/ Ken DeCubellis
Name: Ken DeCubellis
Title: CEO

ALLIED ESPORTS MEDIA, INC.

By:	/s/ Frank Ng
Name: Frank Ng
Title: Director

NOBLE LINK GLOBAL LIMITED

By:	/s/ Frank Ng
Name: Frank Ng
Title:Director

OURGAME INTERNATIONAL HOLDINGS LTD.

By:	/s/ Eric Yang
Name: Eric Yang
Title:CEO

PRIMO VITAL LTD.

By:	/s/ Frank Ng
Name: Frank Ng
Title: Director

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ANNEX B

AMENDMENT AND ACKNOWLEDGEMENT AGREEMENT

This Amendment and Acknowledgement Agreement (“Agreement”), is dated effective as of August 5, 2019, among Ourgame International Holdings Limited, a Cayman Islands corporation (“Ourgame”), Noble Link Global Limited, a British Virgin Islands entity (“Noble”), Black Ridge Acquisition Corp., to be known after the Closing Date (defined below) as Allied Esports Entertainment, Inc., a Delaware corporation (“Black Ridge”), certain undersigned direct and indirect subsidiaries of Ourgame and Noble (the “Borrower Parties”) and the undersigned Note holders (the “Purchasers” and collectively with Ourgame, Noble, and Black Ridge, and the Borrower Parties, the “Parties”).

A.                  Certain of the Purchasers purchased Secured Convertible Promissory Notes (the “First Bridge Notes”) in a $10,000,000 private placement offering (the “First Bridge”) of Ourgame pursuant to the terms and conditions of that certain Convertible Note Purchase Agreement, dated as of October 11, 2018 (the “First Purchase Agreement”), between Ourgame and the Purchasers.

B.                  Certain of the Purchasers purchased Secured Convertible Promissory Notes (the “Second Bridge Notes,” together with the First Bridge Notes, collectively, the “Notes”) in a $4,000,000 private placement offering (the “Second Bridge,” together with the First Bridge, collectively, the “Bridge Transactions”) of Noble pursuant to the terms and conditions of that certain Convertible Note Purchase Agreement, dated as of May 17, 2019 (the “Second Purchase Agreement”), between Noble and the Purchasers. The First Purchase Agreement and Second Purchase Agreement, together with the Notes, security agreements, share pledge security agreements, guarantees and other documents executed in connection therewith or contemplated thereby are each referred to herein as a “Bridge Document,” and collectively as the “Bridge Documents.”

C.                  In order to facilitate the closing of the SPAC Transaction (as defined in the First Purchase Agreement and Second Purchase Agreement), the Purchasers have agreed to, among other things, temporarily extend the maturity date of their respective Notes, upon the terms and conditions set forth in this Agreement.

For good and valuable consideration, the Parties hereby acknowledge, declare and agree as follows:

1.	Condition Precedent. None of the terms of this Agreement shall become effective and/or apply to the Bridge Documents unless and until both (i) the date of the consummation of the SPAC Transaction (the “Closing Date”) and (ii) all of the Purchasers in the First Bridge and Second Bridge have executed and delivered this Agreement.

2.	Extension of Maturity Date. Each Purchaser hereby agrees that the Maturity Date of its Note(s) shall be the 380th day (i.e., one year and two weeks) after the Closing Date. Notwithstanding the foregoing, at any time during the period between the Closing Date and the Maturity Date (the “Extension Period”), each Purchaser may convert the outstanding principal amount of such Purchaser’s Note into shares of Black Ridge, on the same terms as set forth in each such Purchaser’s applicable Note (as amended), and the shares of Black Ridge shall not be subject to any lock-up or prohibitions on transfer from Black Ridge. On the Closing Date, Black Ridge and Ourgame shall provide written notice to each of the Purchasers of the Conversion Price at which the Purchasers may so convert or exchange. The Parties agree and acknowledge that during the Extension Period, the Parties may agree to conversion terms different than those set forth in the Bridge Documents; such terms, if any, will be documented in a written agreement by and between Black Ridge and the Purchasers and Black Ridge hereby agrees to offer the lowest conversion price so agreed by Black Ridge with any Purchaser to all Purchasers. No default or Event of Default shall be deemed to have occurred under any of the Bridge Documents on the Closing Date as a result of the consummation of the SPAC Transaction or the extension of the Maturity Date as set forth herein; provided that the failure of Black Ridge, or any other direct or indirect subsidiary of Black Ridge, to comply with the terms of this Agreement and/or the Bridge Documents following consummation of the SPAC Transaction shall constitute an Event of Default under the Bridge Documents (without limiting any other Events of Default specified in the Bridge Documents).

3.	Interest. Notwithstanding anything to the contrary set forth in the Notes, if any interest is required to be paid pursuant to any Note, the aggregate interest paid under such Note shall be the greater of (a) 18 months of accrued interest thereunder; or (b) the sum of (i) the actual interest that would be due based on the applicable interest rate(s) specified in the Note and the amount of time the Note was outstanding prior to repayment plus (ii) 6 months of interest at the applicable non-default interest rate (the “Minimum Interest”). For clarity, such Minimum Interest shall also apply to increase the amount that Purchasers are owed if an Event of Default occurs.

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4.	Assignment of Obligations under Bridge Documents. Effective as of the Closing Date, (i) any and all obligations of Ourgame and Noble under the Bridge Documents (the “Assigned Obligations”) are hereby assigned to, and shall be the sole obligations of, Black Ridge, and (ii) Black Ridge hereby accepts the assignment of the Assigned Obligations and promises to fully and completely satisfy the Assigned Obligations as they become due under the terms of the Bridge Documents (as amended hereby). Effective as of the Closing Date, each Purchaser releases Ourgame from any and all Assigned Obligations.

5.	Remedies under Share Pledge Agreements. The Bridge Documents include Share Pledge Security Agreements dated October 11, 2018 and May 17, 2019 (the “Pledge Agreements”) by and among Ourgame, Noble, and the Purchasers. The Pledge Agreements are hereby amended (a) to remove the requirements that, prior to the exercise by the Purchasers of their rights and remedies thereunder in connection with any “Event of Default,” that Noble (or its successors and assignees) may conduct a “Curing Transaction” during any “Sale Period” (each as defined in the Pledge Agreements) and (b) to remove in all respects the limitations on the rights of the Purchasers set forth in each of the Pledge Agreements that would otherwise have applied during the Sale Period (as defined in the Pledge Agreements) and (c) so that Purchasers may immediately exercise all rights and remedies upon an "Event of Default" under applicable law and pursuant to the Pledge Agreements regardless of restrictions or requirements with respect to the "Remedial Actions", "Curing Transaction" or "Sale Period" as set forth in the Pledge Agreements.

6.	Collateral under Security Agreements and Share Pledge Agreements. In addition to the Pledge Agreements (as defined above), the Bridge Documents include Security Agreements dated October 11, 2018 and May 17, 2019 (the “Security Agreements”) by and among Ourgame, Noble, and the Purchasers. The Pledge Agreements are hereby amended such that, as of the Closing Date, Black Ridge shall automatically become party thereto as a “Pledgor” (as defined in the Pledge Agreements) and the security interests granted thereunder shall be expanded to include all securities and investment property owned by Black Ridge, directly or indirectly, in any of its direct or indirect subsidiaries (which securities shall be added to the definition of Pledged Shares and which subsidiaries shall be added to the definition of Pledged Issuers and Subsidiaries under such Pledge Agreement). The Security Agreements are hereby amended such that, as of the Closing Date, Black Ridge and its direct or indirect subsidiaries shall each become party thereto as an “Esports Grantor” (to the extent they are not already party thereto and as defined in the Security Agreements) and the security interests granted thereunder and the definition of Collateral thereunder, shall be expanded to include all property and assets, including without limitation all investment property and any other rights, assets or properties in which it is possible to grant a security interest, in each case owned by Black Ridge and each of its direct and indirect subsidiaries. Black Ridge and Purchasers hereby agree that while the obligations under the Notes are outstanding (and prior to any Event of Default under the Bridge Documents), (i) any Collateral of the Allied Esports’ business may be sold either inside or outside the ordinary course of business without the consent of the Purchasers, except that no trucks used by this business shall be sold without the prior consent of the Purchasers, (ii) Collateral of the World Poker Tour Business shall not be sold either inside or outside the ordinary course of business except with the consent of the Purchasers; provided that Collateral of the World Poker Tour business (other than any material trademark or other intellectual property) up to an aggregate proceeds of $50,000 may be sold without such consent either inside or outside the ordinary course of business and (iii) Pledged Shares shall not be sold without the consent of the Purchasers (whether inside or outside the ordinary course of business. For the avoidance of doubt, once an Event of Default has occurred and is continuing, there shall be no sales of Collateral or Pledged Shares without the prior written consent of the Purchasers. For the avoidance of doubt, this will include any indemnity payment associated with any withholding taxes that may be due under Section 7 of this Agreement. Black Ridge will use its reasonable best efforts to pre-pay the Notes as promptly as possible. Notwithstanding anything to the contrary in the Security Agreements or Pledge Agreements, as amended herein, in no event shall the Purchasers have any security interest in any cash held in the escrow account maintained by Continental Stock Transfer & Trust Company (the “Escrow Agent”) pursuant to the terms of the Escrow Agreement dated August 5, 2019 by and among Simon Equity Development, LLC, Escrow Agent and Black Ridge or its affiliates.

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7.	Payments Free of Taxes. Any and all payments by or on account of any obligation of Black Ridge (or any of its affiliates) under the Bridge Documents shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of Black Ridge) requires the deduction or withholding of any Tax from any such payment by Black Ridge, then Black Ridge shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant governmental body in accordance with applicable law, and the sum payable by Black Ridge shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section), each Purchaser receives an amount equal to the sum it would have received had no such deduction or withholding been made. Black Ridge shall indemnify each Purchaser for the full amount of any Taxes payable or paid by Purchaser or required to be withheld or deducted from a payment to Purchaser and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to Black Ridge by Purchaser shall be conclusive absent manifest error. The amount required to be indemnified and paid by Black Ridge to each Purchaser hereunder shall be paid to such Purchasers simultaneously with any payment made under the Bridge Documents to such Purchasers, and if not so simultaneously made, then it shall be paid within 10 days after demand therefor. “Governmental Authority” shall mean any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, or any court, tribunal or arbitrator, in each case in any United States jurisdiction. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto, excluding any such amounts imposed as a result of Purchaser being a resident of, or being organized under the laws of, or having its principal office located in, the jurisdiction imposing such Tax (or any political subdivision thereof). For clarity, it is the express intention of the Parties hereto that the provisions of this Section 7 are deemed incorporated into and made a part of each of the Notes.

8.	Relief from the Automatic Stay. As a material inducement to Purchasers to enter into this Agreement, each of Noble, Ourgame and Black Ridge hereby stipulates that, in the event that it becomes subject to a bankruptcy or other insolvency proceeding at a time when it has obligations outstanding under the Bridge Documents: (a) Purchasers will be entitled to an immediate and absolute lifting of any automatic stay, imposed by 11 U.S.C. § 362 or any similar stay or suspension of remedies, thereby allowing the enforcement of Purchasers’ remedies under the Bridge Documents and (b) it will not contest any application or motion by Purchasers to lift or vacate any such stay.

9.	Lockups. Black Ridge covenants that it will not allow any transfer to any person of any of the 3,450,000 shares of Black Ridge common stock issued to Black Ridge Oil & Gas, Inc. (the “Sponsor”) prior to Black Ridge’s initial public offering (the “IPO”), any of the 445,000 units (and underlying securities) issued to the Sponsor simultaneously with the IPO or any securities of Black Ridge issuable to the Sponsor upon conversion of outstanding convertible promissory notes in connection with the SPAC Transaction unless and until the recipient thereof has executed a customary form of lock-up agreement by which recipient agrees not to transfer or otherwise deal in any manner (including selling them using derivatives) with respect to such securities until such time as all amounts owed to Purchasers under the Bridge Documents have been paid in full or converted into Black Ridge common stock; provided that the foregoing restriction excludes (i) 600,000 shares of common stock being issued to Ourgame pursuant to the terms of the SPAC Transaction; (ii) 500,000 shares of common stock to be paid as bonuses and severance to Black Ridge employees and board members issuable in connection with the closing of the SPAC Transaction; and (iii) an aggregate of 720,000 shares of common stock being transferred to certain purchasers of Black Ridge common stock in connection with the SPAC Transaction.

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10.	Bring Down and Additional Representations and Warranties. The representations and warranties of Ourgame and Noble and each of their respective direct and indirect subsidiaries (as applicable) (the “Borrower Parties”) set forth in the Bridge Documents are, after giving effect to this Amendment, true and correct in all material respects on and as of the date hereof. No Borrower Party is in breach or default of any covenant or obligation set forth in any of the Bridge Documents, and no such breach or event or default has occurred or is continuing, in each case after giving effect to this Amendment. Black Ridge represents and warrants that (a) as of the execution date of this Agreement, Black Ridge does not have any indebtedness that will not be extinguished in full on the Closing Date, and (b) as of the Closing Date, Black Ridge and its direct and indirect subsidiaries will not have any indebtedness other than the Notes and the Rampart Lien (as defined in the Security Agreements). Ourgame, Noble and Black Ridge represent and warrant to the Purchasers that (a) in each such party’s independent judgement (which is based on, among other things, certain third party appraisals of the Allied Esports and World Poker Tour business units operated by subsidiaries of Ourgame and Noble), the value of the assets being acquired by Black Ridge in the SPAC Transaction exceed the debts being acquired by Black Ridge (including taking into account the debt under the Bridge Documents) and (b) immediately following consummation of the SPAC Transaction, the value of the collective assets of Black Ridge and its direct and indirect subsidiaries will exceed their liabilities and they will generally have the ability to operate their respective businesses as a going concern and have to pay their debts as they come due. Ourgame and Noble hereby represent and warrant to Purchasers that the organizational structure of Ourgame as of the date hereof is as set forth in Exhibit A hereto and the organizational structure of Black Ridge as of the time immediately following the consummation of the SPAC shall be as set forth in Exhibit B. Ourgame, Noble and Black Ridge acknowledge that Purchasers are relying on the accuracy of the foregoing representations in entering into this Amendment, including for purposes of determining what actions are necessary to perfect and/or maintain without any lapse Purchaser’s perfected security interests in the Collateral and Pledged Shares (as defined in the Security Agreements and Pledge Agreements, as amended hereby).

11.	Amendments. The Bridge Documents are deemed amended by the terms of this Agreement effective as of the Closing Date. The Bridge Documents, as amended by this Agreement, shall continue in full force and effect.

12.	Governing Law; Venue. This Agreement shall be governed by the laws of the State of California without regard to its conflicts-of-law principles. The Parties expressly acknowledge and agree that any judicial action to enforce any right of any Party under this Agreement may be brought and maintained in the State of California, and the Parties consent to the jurisdiction of the courts of the State of California, County of Orange, and the federal courts located in the Central District of the State of California. Accordingly, the Parties hereby submit to the process, jurisdiction and venue of any such court. Each Party hereby waives, and agrees not to assert, any claim that it is not personally subject to the jurisdiction of the foregoing courts in the State of California or that any action or other proceeding brought in compliance with this Section is brought in an inconvenient forum.

13.	Counterparts. This Agreement may be executed in counterparts, all of which taken together shall constitute one agreement binding on the Parties. Facsimile and electronically transmitted signatures (such as, for example, DocuSign) shall be valid and binding to the same extent as original signatures. In making proof of this Agreement, it will be necessary to produce only one copy signed by the Party to be charged.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the Parties have executed and delivered this Amendment and Acknowledgment Agreement as of the date first set forth above.

Purchaser Name: Martin Weigold		Purchaser Name: Knighted Pastures LLC

Signature:	/s/ Martin Weigold	Signature:	/s/ Roi Choi
		Name:	Roi Choi
		Title:	Manager

Purchaser Name: Norbert Teufelberger		Purchaser Name: The Lipscomb/ Viscoli Children’s Trust

Signature:	/s/ Norbert Teufelberger	Signature:	/s/ Adam Pliska
		Name:	Adam Pliska
		Title:	Trustee

Purchaser Name: Man Sha

Signature:	/s/ Man Sha

Purchaser Name: Lan Wu		Purchaser Name: Steve Lipscomb

Signature:	/s/ Lan Wu	Signature:	/s/ Steve Lipscomb

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IN WITNESS WHEREOF, the Parties have executed and delivered this Amendment and Acknowledgment Agreement as of the date first set forth above.

OURGAME INTERNATIONAL HOLDINGS LIMITED		CLUB SERVICES, INC.

By:	/s/ Eric Yang	By:	/s/ Adam Pliska
Name:	Eric Yang	Name:	Adam Pliska
Its:	CEO	Its:	CEO

NOBLE LINK GLOBAL LIMITED		WPT ENTERPRISES, INC.

By:	/s/ Frank Ng	By:	/s/ Adam Pliska
Name:	Frank Ng	Name:	Adam Pliska
Its:	Director	Its:	CEO

BLACK RIDGE ACQUISITION CORP.		ALLIED ESPORTS MEDIA, INC.

By:	/s/ Ken DeCubellis	By:	/s/ Frank Ng
Name:	Ken DeCubellis	Name:	Frank Ng
Its:	CEO	Its:	Director

PEERLESS MEDIA LIMITED		ALLIED ESPORTS INTERNATIONAl, INC.

By:	/s/ Adam Pliska	By:	/s/ Jud Hannigan
Name:	Adam Pliska	Name:	Jud Hannigan
Its:	CEO	Its:	CEO

ESPORTS ARENA LAS VEGAS, LLC		PEERLESS MEDIA HOLDING CO.

By:	/s/ Jud Hannigan	By:	/s/ Adam Pliska
Name:	Jud Hannigan	Name:	Adam Pliska
Its:	CEO	Its:	CEO

ELC GAMING GMBH

By:	/s/ Leon Gruenewoud
Name:	Leon Gruenewoud
Its:	CEO

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